UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2013

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia		31768
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Other Events.

On December 6, 2013, Ameris Bancorp (“Ameris”) and The Prosperity Banking Company (“Prosperity”) issued a joint press release in connection with the pending merger between Ameris and Prosperity announcing the receipt of requisite regulatory approvals of the merger and Prosperity shareholder approval of the merger and the expected election deadline of December 15, 2013 for Prosperity shareholders to elect their form of merger consideration. The merger is expected to close on our about December 23, 2013, assuming completion of remaining customary closing conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the performance or achievements of Ameris or Prosperity to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither Ameris nor Prosperity assumes any duty to update forward looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Ameris and Prosperity, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the merger may not be completed when expected because remaining conditions to the completion of the merger set forth in the merger agreement might not be satisfied or waived; (ii) the sale price for the Ameris common stock could decline, before the completion of the merger, including as a result of the financial performance of Prosperity, or more generally due to broader stock market movements and the performance of financial companies and peer group companies; (iii) the expected cost savings, synergies and other financial benefits from the merger might not be realized within the expected time frames or at all as a result of, among other things, changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the markets in which Ameris and Prosperity operate; (iv) Prosperity’s business may not be integrated into Ameris’s business successfully, or such integration may take longer to accomplish than expected; (v) operating costs, customer losses and business disruption following the merger, including adverse developments in relationships with employees, may be greater than expected; and (vi) management time and effort may be diverted to the resolution of merger-related issues. For more information, see the risk factors described in Ameris’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”).

Important Additional Information

In connection with the proposed merger between Ameris and Prosperity, on July 10, 2013, Ameris filed with the SEC a Registration Statement on Form S-4 that included a Proxy Statement of Prosperity, and filed amendments to such Registration Statement on August 30, 2013, September 20, 2013 and October 1, 2013, as well as other relevant documents concerning the proposed transaction. The SEC declared the Registration Statement effective October 8, 2013. SHAREHOLDERS OF PROSPERITY ARE URGED TO READ THE REGISTRATION STATEMENT, AS AMENDED, AND THE PROXY STATEMENT REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Registration Statement and Proxy Statement, as well as other filings containing information about Ameris, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies can also be obtained, free of charge, by directing a written request to Ameris Bancorp, Attention: Corporate Secretary, 310 First St., S.E., Moultrie, Georgia 31768 or to The Prosperity Banking Company, Attention: Eddie Creamer, 100 Southpark Boulevard, St. Augustine, Florida 32086.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated December 6, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)

Dated: December 6, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated December 6, 2013.